C:\Documents and Settings\rmajumdar\Local Settings\Temp\cache\OLK172\Rating Agency Presentation v7.ppt
Midland, TX
September 9, 2008
Permian Basin Landmen’s Association Meeting

Senior Management Representatives
Joseph A. Mills
Chairman & Chief Executive Officer
Joe Schimelpfening
Senior VP, E&P Operations and Development

Forward Looking Statements
 The statements made by representatives of Eagle Rock during the course of this presentation that are not historical facts are forward-looking statements. Although Eagle Rock believes that the assumptions underlying these statements are reasonable, readers are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Eagle Rock’s business prospects and performance, causing actual results to differ from those discussed during this presentation. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in documents filed with the Securities and Exchange Commission.
 Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management’s control, including risks related to the gathering, processing, and marketing of natural gas and natural gas liquids, or NGLs. These risks include the risks described in documents filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect,
 Eagle Rock’s actual results and plans could differ materially from those expressed in any forward-looking statements.
 The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Our Business
▪ Eagle Rock Energy Partners, L.P. (NASDAQ GS:EROC) is a growth-oriented publicly traded Master Limited Partnership (MLP) with a market capitalization in excess of $1 billion.
▪ Three businesses:
 – Midstream Business - gathering, compressing, treating, processing, transporting and selling natural gas, fractionating and transporting natural gas liquids, or NGLs;
 – Upstream Business - acquiring, developing and producing oil and natural gas working interests; and
 – Minerals - acquiring and managing fee minerals and royalty interests
▪ Objective: generate stable, growing cash distributions for our unitholders
 – Achieving operational excellence in our businesses
 – Executing accretive low-risk acquisitions and organic growth projects in our three businesses to add growing cash flow and cash distributions to our unitholders
▪ Distinguishing Characteristics
 – Lower cost of capital related to avoidance of double taxation for unitholders
 – Spectrum of acquisition opportunities broader through diversification across energy value chain
 – Vertical integration synergies
 – Relationship to Natural Gas Partners - drop down opportunities

Our Business (continued)
▪ Midstream Business - Gathering and Processing of Natural Gas and NGLs
 – Acquisition of midstream assets in high drilling growth areas with low decline rates
 – Construction and organic expansion opportunities in core areas
 • Texas Panhandle, East Texas/Louisiana and South Texas
▪ Upstream
 – Relatively low-risk development and recompletion opportunities
 – Upstream all onshore, lower 48, preferring to operate the properties we own
 – Seeking balance of oil and gas (hydrocarbon mix)
 – Acquire and operate mature oil and gas properties with low decline rates
▪ Minerals
 – Acquire long life royalties and proved reserves
 – Minerals in active drilling areas to enable the regeneration effect
 – Proactively manage minerals to attract E&P investment
 – Minerals primarily onshore
▪  Maintain Disciplined Financial Policy
 – Reduce exposure to commodity price risk through hedging program
 – Maintain prudent capital structure and conservatively manage cash reserves
 – Diversify and increase our access to liquidity

EAGLE ROCK
ENERGY PARTNERS

MINERALS

We collect revenue, but bear no operating costs

UPSTREAM

We share in both revenues and operating costs

MIDSTREAM

We own and operate gathering pipelines and processing plants

We collect 3rd party and equity production
Drilling and production activities conducted by others
We engage in low-risk development drilling and recompletions
We own operated and non-operated working interests in producing wells
We own and operate compressor stations
We own and operate gas treatment and processing plants
We own minerals

Eagle Rock Value Chain

Acquisition Track Record (2003-2008)

EAGLE ROCK
ENERGY PARTNERS

Midstream - $835 million
Upstream - $514 million
Minerals - $157 million
Cumulative Acquisition Expenditures, $ millions
1,600
1,400
1,200
1,000
800
600
400
200
0
2003
2004
2005
2006
2007
2008
Midstream
Dry Trail
Midstream
Camp Ruby
Indian
Midstream
Panhandle
Assets
Midstream
Brookeland
Masters Creek
Jasper County
Midstream Gas
Services
Upstream
Escambia
Redman
Minerals
Montierra
MacLondon
Midstream
Laser
Upstream
Stanolind

Midstream
• 16 Processing Plants
• ~4800 miles natural gas
pipeline
• 19 mi NGL pipeline
• 466 MMcf/d throughput capacity
Consolidated EROC Operations
South Texas
• ~137 miles of pipeline
• 8,100 compression HP
• 87 MMcf/d throughput capacity
Redman
• 8.1 MMBoe proved reserves at 1/1/08
• 77 % Proved developed producing at 1/1/08
• 1.7 MBoe/d net production for Q2 08
Escambia
• 11.4 MMBoe proved reserves at 1/1/08
• 94 % Proved developed producing at 1/1/08
• 2.5 MBoe/d net production for Q2 08
Stanolind
• 6.7 MMBoe proved reserves at
1/1/08
• 47% Proved developed producing at
1/1/08
• 0.8 MBoe/d net production for May
and Jun 08
East Texas / LA
• ~854 miles of pipeline
• 12,500 compression HP
• 182 MMcf/d throughput capacity
Panhandle
• ~3,808 miles of pipeline
• 125,500 compression HP
• 197 MMcf/d throughput capacity
Minerals
•430,000 net mineral acres
•Royalties in over 2,500
wells
•Avg net production Q2 08
 0.4 MBbl/d oil
 3.7 MMcf/d natural gas
 0.1 MBbl/d NGLs
Upstream (incl. Stanolind)
•157.3 Bcfe proved reserves
at 01/01/08
•Avg net production Q2 08
 2.0 MBbl/d oil
 9.6 MMcf/d natural gas
 1.3 MBbl/d NGLs
 217 Long Tons/d sulfur

C:\Documents and Settings\rmajumdar\Local Settings\Temp\cache\OLK172\Rating Agency Presentation v7.ppt
Financial Highlights

2007	2006	Improvement
Revenues ($MM)	777	478	62%
Segment Operating Income, Excluding Corporate Segment and Impairment ($MM)	83	47	75%
Adjusted EBITDA ($MM) *	133	81	64%
Distributable Cash Flow ($MM) *	76	38	99%
Ending Annualized Qtrly Distribution Rate ($/unit)	1.57	1.45	8.3%
Total Assets ($MM)	1,610	780	106%
Debt to capitalization, percent	44	58	14

* Tables presenting a reconciliation of the non-GAAP financial measures of (i) Adjusted EBITDA to the GAAP financial measure of net income (loss) and (ii) Distributable Cash Flow to the GAAP financial measure of net income (loss) for each of the periods indicated appear in Eagle Rock's 2007 Fourth Quarter and Year End Results press release filed on Form 8-K on March 12, 2008. In addition, a table reconciling Adjusted EBITDA to the GAAP financial measure of net income (loss) is available in Eagle Rock's Form 10-K filed for the fiscal year ended December 31, 2007.

Full-Year 2007 Achievements
Consolidated Financial Results

Second Quarter 2008(1)	Second Quarter 2007	First Quarter 2008	Q2 2008 vs Q2 2007	Q2 2008 vs Q1 2008
Revenues ($MM) (2)	186	174	326	7%	-43%
Segment Operating Income, Excluding Corporate Segment and Impairment ($MM)	67	11	50	499%	35%
Adjusted EBITDA ($MM) (2) (3)	58	22	53	160%	9%
Distributable Cash Flow ($MM) (3) (4)	37	9	39	323%	-6%
Annualized Quarterly Distribution Rate ($/unit)	1.64	1.45	1.60	13%	2%
Total Assets ($MM)	1,765	1142	1,619	55%	9%
Debt to Capitalization, percent	60	44	45	-16	-15
Coverage Ratio	1.22 x	.53 x	1.34 x	.69 x	- .12 x

(1) Includes two months of Stanolind(Permian) operations and the effects of a lightening strike and our scheduled BEC turnaround.

(2) Includes unrealized, non-cash, mark-to-market commodity derivative losses of $256 MM in Q2 2008, $29 MM in Q2 2007, and $33 MM in Q1 2008.

(3) Tables presenting a reconciliation of the non-GAAP financial measures of (i) Adjusted EBITDA to the GAAP financial measure of net income (loss) and (ii) Distributable Cash Flow to the GAAP financial measure of net income (loss) for each of the periods indicated appear in the Eagle Rock's Second Quarter 2008 earnings press release filed on Form 8-K on August 5, 2008.

(4) Before non-recurring items.

Second Quarter Achievements
Consolidated Financial Results

Adjusted EBITDA
Total Distributions
Quarterly Distribution Rate
($000's)
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
$0.4200
$0.4100
$0.4000
$0.3900
$0.3800
$0.3700
$0.3600
$0.3500
$0.3400
$0.3300
Quarterly Distribution Rate ($ per Unit)

24.5 % Compounded Quarterly Distribution
Growth Rate
*Tables reconciling the non-GAAP financial measure of Adjusted EBITDA to the GAAP financial measure of net income (loss) for the above periods can be found in earnings press releases filed on Forms 8-K on May 14, 2007, August 14, 2007, November 14, 2007,
March 12, 2008, May 6, 2008, and August 5, 2008.
Consolidated 2007 and First-Half 2008 Results
Adjusted EBITDA* and Distribution Growth

Gas Gathering Volumes
(MMcf/d)
230
332
419
413
396
414
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08

NGLs and Condensates
(MM Equity Gallons)
23
26
29
30
28
27
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08

Full-Year 2007 and First-Half 2008 Highlights
Operational - Midstream Segments

 Facilities:
 ▪ Approximately 4,800 miles of natural gas pipelines
 ▪ 19 miles of NGL pipelines
 ▪ 16 processing facilities
 ▪ 466 MMcf/d Throughput Volume Capacity
 Full-Year 2007 Results:
 ▪ Revenues of $844 MM
 ▪ Operating income of $57 MM
 Results Through June 30, 2008:
 ▪ Revenues Q2 of $414 MM; Year-to-date $739 MM
 ▪ Operating income Q2 $33 MM; Year-to-date $56 MM

Midstream Plant Utilization

Midstream Plant Utilization
MMcf/d
500
450
400
350
300
250
200
150
100
50
0
Jan 07
Feb 07
Mar 07
Apr 07
May 07
Jun 07
Jul 07
Aug 07
Sep 07
Oct 07
Nov 07
Dec 07
Jan 08
Feb 08
Mar 08
Apr 08
May 08
Jun 08
Volume Processed
Capacity

Midstream Organic Growth Projects
▪ Texas Panhandle
 – Stinnett to Cargray consolidation operational July 4, 2008
 ▪ Annualized cost savings of $1.1 million
 – Compressor station expansions at Red Deer, Arrington and Lora complete—providing additional capacity on the East Panhandle system to accommodate expected Granite Wash volumes
 – New Cargray Plant residue compressor to be complete by early Q4 2008
 ▪ Improved run times and delivery outlet
 – Relocation of Stinnett cryogenic plant to replace Arrington targeted completion Q1 2009.
 ▪ Key project to increase capacity in the growing Granite Wash play from the existing 40 MMCF/d to 50 MMCF/d
▪ East Texas
 – Building 12 miles of pipeline in Newton and Jasper counties to capture new
 Austin Chalk production.
▪ Haynesville Play, North Louisiana
 – Actively gathering Goodrich Petroleum Cotton Valley gas, evaluating expansion of system to accommodate Haynesville volumes

Stinnett
Cargray
Roberts
Lefors
Red Deer
Canadian
Arrington
Stinnett to Cargray
consolidation new
pipeline
New Cargray Residue
outlet to Northern
Natural
Compression addition to
accommodate new
Chesapeake volumes
Relocate Stinnett
to Arrington
Added 5 MMcfd
capacity
Gray
Panhandle Projects Update
High level of activity

EAGLE ROCK
ENERGY PARTNERS

LOUISIANA
TEXAS
Legend
EROC Pipeline

Chesapeake
Acreage
EROC Belle Bower
System
Overview of Haynesville Play Area
Very Early in the Development

Proved Reserves
Hydrocarbon Mix
at 12/31/07
33%
37%
29%
Oil
Natural gas
NGLs

Proved Reserves
Composition
at 12/31/07
4%
9%
87%
PDP
PDNP
PUD

Full-Year 2007 and First-Half 2008 Highlights
Operational - Upstream Segment*
 Full-Year 2007 Results:
 ▪ Revenues: $52 MM for 2007
 ▪ Operating income $20 MM for 2007
 Results through June 30, 2008
 ▪ Revenues: $46 MM for Q2 2008; Year-to-date $85 MM
 ▪ Operating income $27 MM for Q2 2008; Year-to-date
 $50 MM
 Year End 2007 Total Proved Reserves of 117.3 Bcfe
 ▪ 91 % Proved Developed Reserves to Total Proved
 Reserves
  Average Net Daily Production in Q2 2008
 ▪ 2.0 MBbl/d Oil
 ▪ 9.6 MMcf/d Natural Gas
 ▪ 1.3 MBbl/d NGLs
 ▪ 217 Long Tons/d Sulfur
 * Data excludes Stanolind, other than picking up operating results and volumes for May and June 2008.

▪On April 30th, 2008 Eagle Rock completed the acquisition of Stanolind for $82
MM cash
 • Acquired stock of company
 • Midland, Texas based
 • Permian Basin focus
▪At announcement, expected annualized 2008 Adjusted EBITDA of $15.3 MM
 ▪ Management is evaluating possible further increase in distributions to Board of GP in the third quarter of 2008
▪Annual expected Maintenance CAPEX of $1.5 MM
 ▪ Large amount of organic growth opportunities
 ▪ Low risk recompletion and infill drilling opportunities
▪Highly technical team led by Mr. Mike Stewart joined Eagle Rock and establishes Midland office for Eagle Rock
 ▪ Field office in Monahans, Texas
Stanolind Acquisition

▪Acquired 6.7 MMBOE of total Proved Reserves
 ▪ Current daily production of approximately 920 BOE/d
▪Reserve Acquisition Cost of $12.21 / BOE
▪Total Reserve Replacement Cost of $15.35 / BOE
▪Acquired large Organic Growth component
 • 53% of Total Proved reserves are PDNP or PUD
 • 33 PUDs

       ➢ Future F&D cost of $5.81 / BOE
 • 65 Probable / Possible locations
▪R/P of 23 years
Stanolind Acquisition

EAGLE ROCK
ENERGY PARTNERS

104°
102°
100°
Palo Duro Basin
34°
NEW MEXICO
TEXAS
Matador Arch
Northwest Shelf
San Simon Channel
Eastern Shelf
NEW MEXICO
TEXAS
Midland Basin
Central Basin Platform
32°
Delaware Basin
Diablo Platform
TEXAS
MEXICO
Ozona Arch
Val Verde Basin
Marathon-Ouachita Fold Belt
30°
NEW MEXICO
TEXAS
0 100 mi
0 100 km
Permian Basin

Ward
County
Crane
County
Pecos County
Ward Estes
Southern
River
Stanolind Assets

Stanolind Proved Reserves*

Total Proved Reserves by Area
River
▪ 2% of 1P
▪ 160 mboe
▪ $4.6MM PV10
Other
▪ 11% of 1P
▪ 756 mboe
▪ $15MM PV10
Southern
▪ 4% of 1P
▪ 274 mboe
▪ $4.9MM PV10
Ward - Estes
▪ 82% of proven resv.
▪ 5,477 mboe proved
▪ $112.8MM PV10

Proved Reserves by Category
PDNP
▪ 19% of Proven Resv.
▪ 1,236 mboe
▪ $28.8MM PV10
▪ $2.6MM Capex
PDP
▪ 47% of Proven Resv.
▪ 3,138 mboe
▪ $70.2MM PV10
PUD
▪ 34% of Proven Resv.
▪ 2,294 mboe
▪ $38.3MM PV10
▪ $18.3MM Capex

*Note: Using 3/24/08 Strip Prices

*Note: Using 3/24/08 Strip Prices

42475346140000
MR OIL COMPANY
RICHTER LOUIS
80
42475345920000
MR OIL COMPANY
RICHTER LOUIS
79
T/YATES
QUEEN
T/GRAYBURG
SAN_ANDRES
SAN_ANDRES_LOWER
HOLT
CLEARFORK
TUBB
WICHITA-ALBANY
WOLFCAMP
WOLFCAMP_LIME
PENN
ATOKA

Shallow
Formations
(predominately
sour oil)
Deep
Formations
(predominately
rich, sweet gas)
Yates
Queen
Productive Zones
Upper San Andres
Lower San Andres
Clearfork
Holt
Wichita - Albany
Tubb
Wolfcamp Lime
Wolfcamp
Pennsylvanian
Productive Intervals
Ward Estes Field pays

= PDP well
= PUD
 (11 locations)
Legend
= PROB or POSS
 (30 locations)
PUD Statistics
■ Avg. net capital per
    location = $435K

■ Avg. net reserves per
    location = 86.2 mboe

■ Avg. F&D = 5.05 $/boe
Ward Estes Field
San Andres Structure

Proved Reserves
Hydrocarbon Mix
at 12/31/07
76%
24%
Oil
Natural gas
NGLs

Full-Year 2007 and First-Half 2008 Highlights
Operational - Minerals Segment
Full-Year 2007 Results:
 ▪ Revenues: $15 MM for 2007
Results through June 30, 2008:
 ▪ Revenues: Q2 2008 $10 MM; YTD $17 MM
 ▪ Operating Income Q2 2008 $8 MM; YTD $12 MM
Year-End 2007 Total Proved Reserves of 22.3 Bcfe
 ▪ 100 % Proved Developed Reserves to Total
 Proved Reserves
Highlights:
 ▪ 5.6 Million Gross Acres
 ▪ 430,000 Net Acres
 ▪ Royalty interests in over 2,500 wells
 ▪ Regeneration effect from operators drilling
 ▪ No maintenance CapEx or LOE expense

▪ Record financial results in Second-Quarter 2008
▪ Second-Quarter 2008 Operating Income contribution
 ▪ 49% Midstream
 ▪ 39% Upstream
 ▪ 12% Minerals
▪ Continuing to grow all three lines of business
▪ Delivering on organic and acquisition growth in 2008
▪ Providing stable and growing distributions to unit holders
▪ Expanded credit facility from $800 MM to $980 MM
 ▪ Provide ample liquidity to fund organic and acquisition growth
▪ Focused on maintaining a strong balance sheet
Summary

▪ Eagle Rock is proud to be an active producer in the Permian Basin with offices in Midland
▪ Eagle Rock is a growth oriented MLP and will continue to grow in the
 Permian Basin through acquisitions of:
 ▪ E&P assets (long life developed assets with some PUD
 locations)
 ▪ Midstream (gathering and processing assets)
 ▪ Minerals (prefer long life fee minerals)
▪ Please contact Eagle Rock if you are interested in divesting your assets
 ▪ Mike Stewart - VP - Permian Basin Operations
 ▪ Mark Terrell - VP of Land
 ▪ Joe Schimelpfening - Sr. VP, E&P Operations and
 Development
Permian Basin focused

C:\Documents and Settings\rmajumdar\Local Settings\Temp\cache\OLK172\Rating Agency Presentation v7.ppt
Eagle Rock Energy Partners, L.P.
NASDAQ GS: EROC